                                                                    Exhibit 10.1








                          EMPLOYEE STOCK PURCHASE PLAN

                                      FOR

                              PANERA BREAD COMPANY

                               TABLE OF CONTENTS

ARTICLE 1.     PURCHASE OF THE PLAN...........................................1
ARTICLE 2.     DEFINITIONS....................................................2
 2.1           Beneficiary....................................................2
 2.2           Board..........................................................2
 2.3           Code ..........................................................2
 2.4           Committee......................................................2
 2.5           Common Stock...................................................2
 2.6           Company........................................................2
 2.7           Eligible Employee..............................................2
 2.8           Entry Date.....................................................2
 2.9           Fair Market Value of Common Stock as of the Applicable
                 Grant Date...................................................2
 2.10          Grant Date.....................................................2
 2.11          Option.........................................................2
 2.12          Option Price...................................................2
 2.13          Plan...........................................................3
 2.14          Quarterly Grant Date...........................................3
 2.15          Subsidiary or Subsidiaries.....................................3
ARTICLE 3.     ADMINISTRATION.................................................4
ARTICLE 4.     MAXIMUM LIMITATIONS............................................5
ARTICLE 5.     BASIS OF PARTICIPATION AND GRANTING OPTIONS....................6
 5.1           Initial Eligibility............................................6
 5.2           Restrictions on Participation..................................6
 5.3           Commencement of Participation..................................6
 5.4           Maximum Options Available to Participant.......................6
 5.5           Reduction if Oversubscribed....................................7
 5.6           Compensation...................................................7
ARTICLE 6.     WITHDRAWAL.....................................................8
 6.1           In General.....................................................8
 6.2           Effect on Subsequent Participation.............................8
 6.3           Termination of Employment......................................8
 6.4           Termination of Employment Due to Death.........................8
ARTICLE 7.     TRANSFERABILITY................................................9
 7.1           Option Not Subject to Assignment...............................9
 7.2           Designation of Beneficiary.....................................9
ARTICLE 8.     ADJUSTMENT PROVISIONS.........................................10
ARTICLE 9.     DISSOLUTION, MERGER AND CONSOLIDATION.........................11
ARTICLE 10.    CONDITIONS SUBSEQUENT TO EFFECTIVE DATE.......................12
ARTICLE 11.    LIMITATION ON OPTIONS.........................................13
 11.1          Plan Construction.............................................13
 11.2          Nondiscrimination.............................................13
ARTICLE 12.    MISCELLANEOUS.................................................14
 12.1          Legal and Other Requirements..................................14
 12.2          No Obligation to Exercise Options.............................14
 12.3          Termination and Amendment of the Plan.........................14
_______________________________________________________________________________

Employee Stock Purchase Plan                                              Page i
for Panera Bread Company

 12.4          Application of Funds..........................................14
 12.5          Withholding Taxes.............................................14
 12.6          Right to Terminate Employment.................................14
 12.7          Rights as a Shareholder.......................................14
 12.8          Leaves of Absence and Disability..............................14
 12.9          Notices.......................................................15
 12.10         Applicable Law................................................15
 12.11         Elimination of Fractional Shares..............................15








_______________________________________________________________________________

Employee Stock Purchase Plan                                             Page ii
for Panera Bread Company

                          EMPLOYEE STOCK PURCHASE PLAN


     WHEREAS, in 1992, pursuant to a vote of the shareholders, Panera Bread Company (the "Company") established an Employee Stock Purchase Plan (the "Plan") providing for the grant of options to purchase common stock of the Company to employees who are employed by the Company or its subsidiaries on a regular full-time basis; and

     WHEREAS, in 1997, the Plan was amended pursuant to a vote of the shareholders; and

     WHEREAS, the Company deems it necessary and desirable to memorialize the terms of the Plan as previously adopted.

     NOW, THEREFORE, the terms of the Plan, as previously established and as approved by the shareholders, are set forth as follows:



________________________________________________________________________________

Employee Stock Purchase Plan                                          Page iii
for Panera Bread Company

ARTICLE 1.       PURPOSE OF THE PLAN
--------------------------------------------------------------------------------

     The purpose of this Employee Stock Purchase Plan is to give eligible employees of Panera Bread Company, a Delaware corporation, and its Subsidiaries, an opportunity to acquire shares of its Common Stock, and to continue to promote its best interests and enhance its long-term performance.

--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 1
for Panera Bread Company

ARTICLE 2.       DEFINITIONS
--------------------------------------------------------------------------------

     Wherever used herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

     2.1 BENEFICIARY. Beneficiary means the person or persons designated by an Eligible Employee pursuant to Section 7.2.

     2.2  BOARD. Board means the Board of Directors of the Company.

     2.3  CODE. Code means the Internal Revenue Code of 1986, as amended.

     2.4 COMMITTEE. Committee means the Compensation and Stock Option Committee of the Board.

     2.5 COMMON STOCK. Common Stock means shares of the common stock of the Company.

     2.6  COMPANY. Company means Panera Bread Company, a Delaware corporation.

     2.7 ELIGIBLE EMPLOYEE. Eligible Employee means a employee who has met the requirements set forth in Section 5.1.

     2.8  ENTRY DATE. Entry Date means the first day of each calendar quarter.

     2.9 FAIR MARKET VALUE OF COMMON STOCK AS OF THE APPLICABLE GRANT DATE. Fair Market Value of Common Stock as of the applicable Grant Date shall mean:

         (a) The closing price of the Common Stock on the last day of the calendar quarter or the nearest prior business day on which trading occurred on the exchange or market system on which the Common Stock is listed.

         (b) If the Common Stock is not traded on either of the aforesaid dates, then such value as the Committee, in good faith, shall determine.

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code or regulations thereunder.

     2.10 GRANT DATE. Grant Date means any Quarterly Grant Date.

     2.11 OPTION. Option means an option granted hereunder which will entitle an Eligible Employee to purchase shares of Common Stock.

     2.12 OPTION PRICE. Option price means 85 percent of the Fair Market Value per share of Common Stock as of the applicable Grant Date.

--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 2
for Panera Bread Company

     2.13 PLAN. Plan means the Panera Bread Company Employee Stock Purchase Plan as set forth herein.

     2.14 QUARTERLY GRANT DATE. Quarterly Grant Date means the last business day of each calendar quarter.

     2.15 SUBSIDIARY OR SUBSIDIARIES. Subsidiary or Subsidiaries means a corporation or corporations of which stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote is owned by the Company or by any other Subsidiary or Subsidiaries.


--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 3
for Panera Bread Company

ARTICLE 3.     ADMINISTRATION
--------------------------------------------------------------------------------

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the Options granted hereunder and make all other determinations necessary or advisable for administration of the Plan. The determination of the Committee on all matters regarding the Plan shall be conclusive. A member of the Committee shall only be liable for any action taken or determination made in bad faith.







--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 4
for Panera Bread Company

ARTICLE 4. MAXIMUM LIMITATIONS
--------------------------------------------------------------------------------

     The total number of shares of Common Stock available for grant as Options under the Plan shall not exceed 350,000, and the aggregate number of shares of Common Stock available for grant as Options pursuant to Section 5.1 shall not exceed 10,000 as of any Quarterly Grant Date, subject to adjustment pursuant to
Article 8 hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that any Option granted pursuant to
Section 5.1 expires or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available for grant as an Option pursuant to Section 5.1 and shall not reduce the total number of shares of Common Stock available for grant as such Options as set forth in the first sentence of this Article 4.

--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 5
for Panera Bread Company

ARTICLE 5.  BASIS OF PARTICIPATION AND GRANTING OPTIONS
--------------------------------------------------------------------------------

     5.1 INITIAL ELIGIBILITY. Any employee who has completed ninety (90) days of employment and is employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate as of the first day of the calendar quarter immediately following completion of such ninety (90) day period, provided any Employee who is employed after the first day of the month shall be deemed to have been employed for the entire month in which his employment commences. Provided further no employee shall be an Eligible Employee if he is regularly scheduled to work less than 20 hours per week.

     5.2 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions in the Plan to the contrary, no Employee shall be granted an Option to participate in the Plan;

          (a) If immediately after the grant such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

          (b) Which permits his right to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     5.3 COMMENCEMENT OF PARTICIPATION. An Eligible Employee may become a Participant by completing an authorization for payroll deduction in any whole percentage equal to no less than 1% and no more than 10% of his compensation as defined in Section 5.6 of this Plan on the form provided by the Company and filing it with the Director of Compensation and Benefits not less than 15 working days before the first payroll of the next calendar quarter. Payroll deductions shall commence on the first day of the calendar quarter following his completion of an enrollment form and shall end at such time as the Participant withdraws from the Plan in accordance with the provisions of
Article 6. A Participant may decrease the amount of his payroll deduction once during any calendar quarter. Increases in payroll deduction shall be effective as of the first day of the calendar quarter following such increase.

     5.4 MAXIMUM OPTIONS AVAILABLE TO PARTICIPANT. Unless a Participant has withdrawn as provided in Article 6, each Participant on a Quarterly Grant Date, commencing with the Quarterly Grant Date, and, subject to earlier termination of the Plan pursuant to Section 12.3 hereof, ending with the last Quarterly Grant Date on which shares of Common Stock are available for grant within the limitations set forth in Article 4, shall be deemed to have automatically exercised the Option granted hereunder which will entitle him or her to purchase, at the Option Price per share applicable to such Quarterly Grant Date, the whole number of shares of Common Stock equal to the lesser of the amount of compensation the Participant has elected to defer divided by such applicable Option Price per share of Common Stock or 500 shares of

--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 6
for Panera Bread Company

Common Stock. The Quarterly Grant Date applicable to an Option granted pursuant to this Section 5.4 shall be the date of grant of such Option. Unused payroll deductions shall be retained and used in the next calendar quarter unless withdrawn.

     5.5 REDUCTION IF OVERSUBSCRIBED. If the number of shares of Common Stock for which Options are granted pursuant to Section 5.4 of this Article 5 exceeds the applicable number set forth in Article 4, then the Options granted under the applicable paragraph to all Eligible Employees shall, in a nondiscriminatory manner which shall be consistent with Section 11.2 of the Plan, be reduced in proportion to their respective compensation.

     5.6 COMPENSATION. An Eligible Employee's compensation means, for purposes of Section 5.3, the Eligible Employee's annual rate of compensation as of the applicable Quarterly Grant Date. Such annual rate of compensation shall be determined by the Committee in a nondiscriminatory manner which shall be consistent with Section 11.2 of the Plan.



--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                              Page 7
for Panera Bread Company

ARTICLE 6.       WITHDRAWAL
--------------------------------------------------------------------------------

     6.1 IN GENERAL. A Participant may withdraw without interest payroll deductions credited to his account under the Plan at any time by giving written notice to the Director of Compensation and Benefits not less than 10 business days prior to the last day of the calendar quarter. Withdrawal must be in whole and not in part. All of the Participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and no further payroll deductions will be made from his pay during the calendar quarter in which he withdraws.

     6.2 EFFECT ON SUBSEQUENT PARTICIPATION. A Participant's withdrawal from the Plan will not have any effect on his ability to participate in any future Options or in any similar plan which may be hereafter adopted by the Company. Notwithstanding the foregoing, if a Participant withdraws twice during a Plan Year, such Participant may not again elect to participate until the first day of the next following Plan Year.

     6.3 TERMINATION OF EMPLOYMENT. Upon termination of the Participant's employment for any reason, the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 7.2.

     6.4 TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the Participant's employment because of his death, his Beneficiary, as defined in
Section 7.2 shall have the right to elect, by written notice given to the Director of Compensation and Benefits, prior to the expiration of a 60-day period commencing with the date of the death of the Participant either

          (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan; or

          (b) to exercise the Participant's Option for the purchase of stock on the next Quarterly Grant Date following the date of the Participant's death to purchase the number of whole shares of stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death may purchase at the Option Price and any excess in such account will be returned to the Beneficiary without interest.

     In the event that no written notice of election is received by the Director of Compensation and Benefits, the Beneficiary shall automatically be deemed to have elected pursuant to paragraph (b) to exercise the Participant's Option.

--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                              Page 8
for Panera Bread Company

ARTICLE 7.   TRANSFERABILITY
--------------------------------------------------------------------------------

     7.1 OPTION NOT SUBJECT TO ASSIGNMENT. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Eligible Employee during his or her lifetime, or pursuant to Section 6.4, by his or her estate or the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance.

     7.2 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a Beneficiary who is to receive any stock and/or cash. Such designation of Beneficiary may be changed by the Participant at any time by written notice to the Director of Compensation and Benefits. In the event the Participant fails to designate a Beneficiary, the Participant's spouse shall be deemed to be the Beneficiary. If the Participant is unmarried at the time of death, the Participant's estate shall be deemed to be the Beneficiary.



--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                              Page 9
for Panera Bread Company

ARTICLE 8.       ADJUSTMENT PROVISIONS
================================================================================

     The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price per share of each Option may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Article 8 shall be made according to the sole discretion of the Board, and its decision shall be binding and conclusive.














--------------------------------------------------------------------------------

Employee Stock Purchase Plan                                         Page 10
for Panera Bread Company

ARTICLE 9.     DISSOLUTION, MERGER AND CONSOLIDATION
--------------------------------------------------------------------------------

     Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of such event to each optionee during which time he or she will have a right to exercise his or her wholly or partially unexercised Option and, subject to prior expiration pursuant to Section 5.4, each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.


--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                             Page 11
for Panera Bread Company

ARTICLE 10. CONDITIONS SUBSEQUENT TO EFFECTIVE DATE
--------------------------------------------------------------------------------


     The Plan is subject to the approval of the Plan by the holders of a majority of the outstanding shares of Common Stock of the Company within 12 months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.









--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                             Page 12
for Panera Bread Company

ARTICLE 11. LIMITATION ON OPTIONS
--------------------------------------------------------------------------------


     Notwithstanding any other provisions of the Plan:

     11.1 PLAN CONSTRUCTION. The Company intends that Options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under said Section and regulations issued thereunder are hereby included as fully and though set forth in the Plan at length.

     11.2 NONDISCRIMINATION. All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased under Options granted on any Quarterly Grant Date, pursuant to
Section 5.4, shall bear a uniform relationship to the compensation of Eligible Employees. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.




--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                             Page 13
for Panera Bread Company

ARTICLE 12. MISCELLANEOUS
--------------------------------------------------------------------------------


     12.1 LEGAL AND OTHER REQUIREMENTS. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

     12.2 NO OBLIGATION TO EXERCISE OPTIONS. The granting of an Option shall impose no obligation upon an optionee to exercise such Option.

     12.3 TERMINATION AND AMENDMENT OF THE PLAN. The Board, without further action on the part of the shareholders of the Company to the extent permitted by law, regulation and stock exchange requirements, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that it may not effect a change inconsistent with
Section 423 of the Code or regulations issued thereunder. No action taken by the Board under this Section may materially and adversely affect any outstanding Option without the consent of the holder thereof.

     12.4 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     12.5 WITHHOLDING TAXES. Upon the exercise of any Option under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

     12.6 RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other optionee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Eligible Employee or other optionee.

     12.7 RIGHTS AS A SHAREHOLDER. No optionee shall have any right as a shareholder unless and until certificates for shares of Common Stock are issued to him or her.

     12.8 LEAVES OF ABSENCE AND DISABILITY. The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Eligible Employee. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of such leave of absence on Options under the Plan theretofore granted to any Eligible Employee who takes such leave of absence.


--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                             Page 14
for Panera Bread Company

     12.9 NOTICES. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Director of Compensation and Benefits of the Company at its principal executive offices or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Director of Compensation and Benefits at such offices; and shall be deemed delivered to an optionee (1) on the date it is personally delivered to him or her or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company or of any Subsidiary.

     12.10 APPLICABLE LAW. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of Delaware, to the extent not inconsistent with Section 423 of the Code and regulations thereunder.

     12.11 ELIMINATION OF FRACTIONAL SHARES. If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to an Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

     IN WITNESS WHEREOF, the undersigned duly authorized officer of Panera Bread Company has executed this Plan the 11th day of April, 2000.

                                        PANERA BREAD COMPANY


                                        By: /s/ William Moreton
                                        ----------------------------------------
                                        Title: Senior Vice President/CFO





--------------------------------------------------------------------------------
Employee Stock Purchase Plan                                             Page 15
for Panera Bread Company